SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C. 20549


                        FORM 8-K/A
                     CURRENT REPORT

              PURSUANT TO SECTION 13 OR 15(d)
         OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 5, 2006


           SCIENTIFIC INDUSTRIES, INC.
______________________________________________________
(Exact name of registrant as specified in its charter)

Delaware	   	 000-6658      	   	04-2217279
_______________  	____________	__________________
(State or other   (Commission    	(IRS Employer No.)
jurisdiction of    File Number)
incorporation)

                 70 Orville Drive
              Bohemia, New York 11716
______________________________________________________
(Address of principal executive offices)


                  (631) 567-4700
______________________________________________________
Registrant's telephone number, including area code


                  Not Applicable
______________________________________________________
(Former name or former address, if changed since last report)




ITEM  2.01	Completion of Acquisition or Disposition of Assets

This amendment to the Company's Report on Form 8-K filed on December 5, 2006 is being filed to provide the financial statements required in connection with the Company's acquisition on November 30, 2006 of the outstanding capital stock of Altamira
Instruments Inc.  See Item 9.01.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired
    Attached as Exhibit 99.1:

(i) The Financial Statements of Altamira Instruments, Inc. as of September 30, 2006 (unaudited), and December 31, 2005, for the nine months ended September 30, 2006 and September 30, 2005 (unaudited) and the year ended December 31, 2005, and report of McCrory & McDowell LLC, independent registered public accountants.

(ii) The notes to the foregoing Financial Statements of Altamira
Instruments, Inc.

(b) Pro Forma Financial Information

The unaudited Pro Forma Condensed Combined Financial Statements for the Fiscal Year Ended June 30, 2006 and for the three months ended September 30, 2006 are attached as Exhibit 99.2 hereto.

(c) Exhibits

Exhibit No.        Exhibit
__________        _________________________
2.1 Copy of Stock Purchase Agreement dated as of
November 30, 2006 (1) *.

10(a)	Copy of Escrow Agreement relating to above Stock Purchase
Agreement (1).

10(b)	Copy of Registration Rights Agreement relating to above
Stock Purchase Agreement (1).

10(c)	Copy of Employment Agreement between Altamira Instruments
Inc., and Brookman P. March (1).

99	Financial Statements

99.1	The Financial Statements of Altamira Instruments, Inc. as of
September 30, 2006 (unaudited), and December 31, 2005 and for the nine months ended September 30, 2006 and September 30, 2005 (unaudited) and the year ended December 31, 2005, and report of McCrory & McDowell LLC, independent registered public accountants.

99.2 The unaudited Pro Forma Condensed Combined Financial Statements for the Fiscal Year Ended June 30, 2006 and for the three months ended September 30, 2006.




_______________________________________________________________
(1) Previously filed with this Current Report on Form 8-K, dated
December 5, 2006.

*Disclosure Schedules to this Exhibit have been omitted pursuant to
Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplemental copies of any of the omitted Disclosure Schedules to the SEC upon request.










                           SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     SCIENTIFIC INDUSTRIES, INC.
                                     (Registrant)

                                     Date:	March 26, 2007

                                     By: /s/ Helena R. Santos
                                     Helena R. Santos
                                     President and Chief Executive
                                     Officer